BLUESTAR HEALTH, INC.
                               2004 NON-QUALIFIED
                           STOCK GRANT AND OPTION PLAN


     1.     PURPOSE:  This  Non-Qualified  Stock  Grant  and  Option  Plan  (the
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"Plan") is intended to serve as an inventive to and to encourage stock ownership by certain directors, officers, employees of and certain persons rendering service to Bluestar Health, Inc., a Colorado corporation (the "Corporation"), so that they may acquire or increase their proprietary interest in the success of the Corporation, and to encourage them to remain in the Corporation's service.

     2.     ADMINISTRATION:  The  Plan  shall  be  administered  by  a committee
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appointed  by  the  Corporation's  Board  of  Directors  (the "Committee").  The
Committee shall consist of not less than three (3) members who shall be appointed by, and serve at the pleasure of, the Corporation's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled only by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. No member of the Committee shall vote on any matter concerning his or her own participation in the Plan, except that the Board of Directors as a whole may act on options granted to directors. If no Committee has been appointed, the entire Board shall constitute the Committee.

          The Committee shall be authorized to grant stock and/or options under the Plan to such directors, officers, employees, independent contractors of and other persons rendering service to the Corporation or any parent or subsidiary corporation of the Corporation, as defined for purposes of Internal Revenue Code
Section 422A ("Parent or Subsidiary"), at such times and in such amounts as it may decide.

          The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Committee or Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     3.     ELIGIBILITY
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          3.1.     General:  Any  person  who  performs  services  of  special
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importance  to the Corporation, or any Parent or Subsidiary thereof, relating to the Corporation's management, operation or development shall be eligible to receive stock or options under the Plan. The selection of stock and/or options received shall be within the sole and absolute discretion of the Committee, or the Board of Directors.


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          3.2.     Termination  of  Eligibility:  Any  option  granted hereunder
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shall  expire  if,  for any reason other than his or her death, the optionee (i)
ceases to be employed by the Corporation or a Parent or Subsidiary thereof; (ii) is no longer a member of the Corporation's Board of Directors; or (iii) no longer performs services for the Corporation as an independent contractor. The expiration will take effect at the earliest of the following times: four (4) months from the date of the occurrence causing termination of eligibility (twelve (12) months if the optionee's eligibility ceases because of his or her disability), or upon the date the option expires by its terms. During such four-month period, the option may be exercised in accordance with its terms, but only in respect of the number of shares for which the right to exercise has accrued on the date of termination of employment, or status as a director or independent contractor. The Committee shall decide whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section. This determination shall be subject to review by the Board of Directors.

          3.3.     Death  of  Optionee  and Transfer of Option:  If the optionee
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dies  while eligible to participate in the Plan, or within four (4) months after the termination of his or her eligibility, and shall not have fully exercised the option, the option may be exercised at any time within twelve (12) months after the optionee's death by the optionee's executors or administrators or by any person or persons who acquired the option directly from the optionee by bequest or inheritance. However, no option shall be exercisable after it expires; and options may be exercised only to the extent that the optionee's right to exercise the option had accrued at the time of his or her death and had not been previously exercised.

          No option shall be transferable by the optionee otherwise than by will or the laws of intestate succession.

     4.     IDENTIFICATION OF STOCK:  The stock subject to grant and the options
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shall  be  shares  of  the  Corporation's authorized but unissued or acquired or reacquired Common Stock, par value $0.001 (the "Stock"). The aggregate number of shares subject to outstanding options shall not exceed One Million Two Hundred Thousand (1,200,000) shares of Stock (subject to adjustment as provided in Section 5.6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

     5.     TERMS AND CONDITIONS OF OPTIONS:  Any option granted pursuant to the
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Plan shall be evidenced by an agreement in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

          5.1.     Number  of  Shares:  Each  option  shall  state the number of
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shares  to  which  it  pertains.


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          5.2.     Option  Exercise  Price:  Each  option shall state the option
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price,  which  shall  be  determined  at  the  Committee's  discretion.

          5.3.     Method  of Exercise:  An option shall be exercised by written
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notice to the Corporation stating the number of shares with respect to which the option is being exercised and designating a time for the delivery thereof, which shall be not more than fifteen (15) days after notice is given unless another date was mutually agreed upon. At the time specified in the notice, the Corporation shall deliver to the optionee at the Corporation's principal office, or other appropriate place the Committee determines, a certificate(s) for such shares of previously authorized but unissued shares or acquired or reacquired shares of Stock as the Corporation may elect. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate(s) after notice of exercise for any reasonable period required to comply with any applicable listing requirements of any national or other securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this section shall be accompanied by appropriate proof of such person's right to exercise the option.

          5.4.     Medium  and  Time Payment:  The option price shall be payable
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in  full  upon  the exercise of the option by certified or bank cashier's check, the promissory note of the optionee, or any equivalent form of payment acceptable to the Corporation.

          5.5.     Term  of  Option:  The  term  of  an option granted hereunder
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shall  be determined by the Committee at the time of grant, but shall not exceed ten (10) years from the day of the grant. In no event shall any option be exercisable after the expiration of its term.

          5.6.     Adjustments  Upon  Changes in Capitalization:  Subject to any
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required  shareholder  action,  the  number  of  shares of stock covered by each outstanding option and the price per share in each such option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from: (i) a subdivision or consolidation of shares; (ii) the payment of a stock dividend (but only on the Stock); (iii) any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation; (iv) or, as to Stock issued other than pursuant to a stock option granted to a director, officer, employee or a person rendering services as an independent contractor to the Corporation or any Parent or Subsidiary, any increase or decrease in the number of shares made for per share consideration less than the option price of such option. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this subparagraph shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of the option.

          Subject to any required shareholder action, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain and apply to the securities to which a holder of the number of shares of Stock subject to the option would have been entitled. The Corporation's Board of Directors may grant each optionee the right to exercise his or her option in whole or in part immediately prior to the Corporation's dissolution or liquidation, or merger or


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consolidation in which the corporation is not the surviving corporation.  If the
Corporation is consolidated with or merged into any other corporation, or if the Corporation sells or transfers all or substantially all of its assets, or if any other similar event affecting shares of Stock of the Corporation should occur, and if the exercisability of the options is not accelerated by the Board of Directors and the acquiring Corporation assumes the Corporation's obligations under the options granted under this Plan, then each optionee shall be entitled thereafter to purchase shares of stock and other securities and property in the kind and amount, and at the price, which the optionee would have been entitled had his or her option been exercised prior to such event. The Corporation shall make lawful provision therefore as part of any such transaction.

          To the extent that the foregoing adjustments relate to stock or securities of the Corporation, they shall be made by the Committee, whose determinations shall be final, binding and conclusive.

          The grant of an option pursuant to the Plan shall not affect in any way the Corporation's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          Whenever the Corporation takes any action resulting in any adjustment provided for in this Section 5.6, the Corporation shall forthwith deliver notice of the action to optionee. The notice shall set forth the number of shares subject to this Option and the purchase price thereof resulting from the adjustment.

          5.7.     Rights  as  a Shareholder:  An optionee or a transferee of an
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option  shall  have  no  rights  as  a  shareholder  with  respect to any shares underlying his or her option until the date the optionee is issued a certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 5.6 above.

          5.8.     Modification,  Extension  and Renewal of Options:  Subject to
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the  terms  and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefore (to the extent not theretofore exercised).

          5.9.     Other Provisions:  The option agreements authorized under the
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Plan  shall  contain  such  other  provisions,  including  without  limitation, restrictions upon the exercise of the option, as the Committee and the Board of Directors of the Corporation shall deem advisable. Thus, for example, the Committee and the Board of Directors may require that all or any portion of an option granted hereunder not be exercisable until a specified period of time has passed or some other event has occurred.

     6.     TERM OF PLAN:  Options may be granted pursuant to the Plan from time
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to  time  within a period of ten (10) years from the date the Plan is adopted by


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the  Corporation's  Board  of  Directors  or  is  approved  by the Corporation's shareholders, whichever occurs earlier. Termination of the Plan shall not affect any option previously granted.

     7.     AMENDMENT  OF  THE PLAN:  To the extent permitted by law and subject
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to  any  required  approval  by  the  Corporation's  shareholders,  the Board of
Directors may suspend or discontinue the Plan or revise or amend it in any way with respect to any shares not subject to options at that time.

     8.     APPLICATION OF FUNDS:  The proceeds received by the Corporation from
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the  sale  of  Stock  pursuant  to  options  may  be  used for general corporate purposes.

     9.     NO  OBLIGATION  TO EXERCISE OPTION:  The granting of an option shall
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impose  no  obligation  upon  the  optionee  to  exercise  such  option.

     10.    SECURITIES  LAWS  COMPLIANCE:   Notwithstanding  anything  contained
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herein,  the  Corporation  shall not be obligated to grant any option under this
Plan, or to sell or issue any share pursuant to any option agreement executed pursuant to the Plan, unless the grant or sale is effectively registered or exempt from registration under the Securities Act of 1933, as amended, and is qualified or exempt from qualification under applicable state law.

     As adopted by the Board of Directors on September 29, 2004.




                                        Bluestar Health, Inc.,
                                        a Colorado corporation


                                        /s/  Alfred E. Oglesby
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                                        By:     Alfred E. Oglesby
                                        Its:    President


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